Exhibit 10.2
SECOND AMENDMENT TO EMPLOYMENT AGREEMENT
THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (the “Amendment”) is made and entered into by and between WP Glimcher Inc., an Indiana corporation (the “Company”), and Robert P. Demchak (“Executive”), executed on October 12, 2015, effective as of October 12, 2015.
WHEREAS, the Company and Executive are parties to an employment agreement, dated as of June 3, 2014 and amended as of August 1, 2015 (the “Employment Agreement”) (capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Employment Agreement); and
WHEREAS, the Company and Executive now desire to amend the Employment Agreement to reflect Executive’s continued employment on the terms and subject to the conditions set forth herein;
NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:
1. Terms of Employment.    Section 2.2 of the Employment Agreement is hereby deleted in its entirety and replaced as follows
“2.2     During the Employment Period, Executive shall serve the Company as its Executive Vice President, Assistant General Counsel, and Assistant Secretary and shall perform customary and appropriate duties as may be reasonably assigned to the Executive from time to time by the Company and shall provide services to Washington Prime Group. L.P. The Executive shall report to the Company’s Executive Vice President, General Counsel and Secretary.”

2. Governing Law. The second sentence of Section 4.4 of the Employment Agreement is hereby deleted in its entirety and replaced with the following:
“Venue for a dispute in respect of this Agreement shall be the federal courts located in Columbus, Ohio.”
3. Acknowledgement. Executive hereby acknowledges and agrees that nothing in this Amendment shall constitute “Good Reason” under the Employment Agreement.
4. Entire Agreement. Except as otherwise provided herein, the Employment Agreement shall remain unaltered and of full force and effect.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the day and year first above set forth.

Robert P. Demchak

/s/ Robert P. Demchak

WP Glimcher Inc.

By:	/s/ Mark E. Yale
	Name:	Mark E. Yale
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page – R. Demchak Second Amendment to Employment Agreement]